Sunset Financial Services, Inc. Financial Statements December 31, 2013 Statement of Financial Condition ............................................................................................................................ 1 Statement of Operations .......................................................................................................................................... 2 Statement of Stockholder's Equity............................................................................................................................ 3 Statement of Cash Flows ......................................................................................................................................... 4 Notes to Financial Statements ................................................................................................................................. 5 Independent Auditors’ Report

1 ASSETS Fixed maturity trading securities, at fair value (amortized cost: $317) 313$ Real estate investment trusts, at fair value 51 Cash and cash equivalents 1,905 Accounts receivable (net of allowance: $1) 426 Interest receivable 1 Income tax receivable 76 Deferred tax asset 367 Total assets 3,139$ LIABILITIES Commissions payable 706$ Due to affiliated entities 423 Other accounts payable 205 Other liabilities 38 Total liabilities 1,372 STOCKHOLDER'S EQUITY Common stock, par value $10 per share; authorized, 50,000 shares; issued and outstanding, 5,000 shares 50 Additional paid in capital 4,300 Retained deficit (2,583) Total stockholder's equity 1,767 Total liabilities and stockholder's equity 3,139$ SUNSET FINANCIAL SERVICES, INC. STATEMENT OF FINANCIAL CONDITION (amounts in thousands, except share data) See accompanying Notes to Financial Statements. December 31, 2013

2 REVENUES Commissions: Unaffiliated 15,180$ Affiliated 2,862 Investment income, net 8 Trading investment losses, net (94) Total revenues 17,956 EXPENSES Commission fees 15,848 Administrative fees 1,173 Legal expenses 1,264 Other operating expenses 251 18,536 Loss before income tax benefit (580) Current tax benefit (177) Deferred tax expense 51 NET LOSS (454)$ SUNSET FINANCIAL SERVICES, INC. STATEMENT OF OPERATIONS (amounts in thousands) See accompanying Notes to Financial Statements. Year Ended December 31, 2013

3 COMMON STOCK, beginning and end of year 50$ ADDITIONAL PAID IN CAPITAL Beginning of year 3,300 Capital contribution 1,000 End of year 4,300 RETAINED DEFICIT Beginning of year (2,129) Net loss (454) End of year (2,583) STOCKHOLDER'S EQUITY 1,767$ SUNSET FINANCIAL SERVICES, INC. STATEMENT OF STOCKHOLDER'S EQUITY (amounts in thousands) See accompanying Notes to Financial Statements. Year Ended December 31, 2013

4 OPERATING ACTIVITIES Net loss (454)$ Adjustments to reconcile net loss to net cash used: Trading investment losses, net 94 Changes in Assets and Liabilities: Real estate investment trusts arbritration (132) Accounts receivable 212 Income tax receivable/payable (27) Deferred taxes 51 Commissions payable (149) Due to affiliated entities 155 Other accounts payable 15 Other liabilities (59) Net cash used (294) FINANCING ACTIVITIES Capital contribution 1,000 Increase in cash and cash equivalents 706 Cash and cash equivalents at beginning of year 1,199 Cash and cash equivalents at end of year 1,905$ SUNSET FINANCIAL SERVICES, INC. STATEMENT OF CASH FLOWS (amounts in thousands) See accompanying Notes to Financial Statements. Year Ended December 31, 2013

Sunset Financial Services, Inc. Notes to Financial Statements (amounts in thousands) 5 1. Nature of Operations and Significant Accounting Policies Business Sunset Financial Services, Inc. (the Company) is a full-service brokerage firm offering a wide range of financial products. The Company is a wholly-owned subsidiary of Kansas City Life Insurance Company (Kansas City Life). The Company is registered as a broker/dealer with the Securities and Exchange Commission (SEC) and is a member of the Financial Industry Regulatory Authority (FINRA). The sales force of the Company consists primarily of agents of Kansas City Life. Revenue is primarily generated from the sale of variable life and annuity proprietary and non-proprietary products, as well as other fee based products. Basis of Presentation The accompanying financial statements have been prepared on the basis of U.S. generally accepted accounting principles (GAAP). Use of Estimates The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from such estimates. Cash and Cash Equivalents The Company considers all highly liquid instruments purchased with original maturity of three months or less when purchased to be cash equivalents. Securities Transactions Customers’ securities and commodities transactions cleared through National Financial Services (NFS), a clearing broker, are reported on a trade date basis along with the related commission income and expenses. Amounts receivable and payable for securities transactions that have not reached their contractual settlement date are recorded on the statement of financial condition. Investments - Fixed Maturity Trading Securities Fixed maturity trading securities are reported at fair value as a trading portfolio. The Company receives fair values as discussed in Note 4 - Fair Value Measurements. Changes in fair value are recorded as trading investment gains and losses. Investments – Real Estate Investment Trusts Real estate investment trusts are reported at fair value as a trading portfolio. No independent third party pricing service is available and there is limited or no observable market data. Fair values are calculated using the Company’s own estimates. Changes in fair value are recorded as trading investment gains and losses. Revenue Recognition Commissions are recorded on a trade date basis as securities transactions occur. Investment Advisory Services Revenue Included in total revenues is income received from investment advisory services. During 2013, the Company recorded $2,677 in investment advisory services revenue. Income Taxes The Company files a consolidated federal tax return with other insurance and non-insurance affiliates of Kansas City Life. Deferred tax assets and liabilities are recognized for future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Gross deferred tax assets and liabilities are measured using tax rates expected at the time of their reversal. Income taxes receivable are deducted in computing net capital in accordance with Rule 15c3-1(c)(2)(iv)(C)/02.

Sunset Financial Services, Inc. Notes to Financial Statements (amounts in thousands) 6 Agreement with Clearing Broker The Company acts as an introducing broker/dealer and clears all general securities transactions with and for customers on a fully disclosed basis with NFS. The Company is exempt from Rule 15c3-3 of the SEC under paragraph (k)(2)(ii) of that Rule. All customer funds and securities are received by the clearing broker, which carries the customer accounts and maintains the records of customer transactions pursuant to the requirements of Rules 17a-3 and 17a-4 of the Securities Exchange Act of 1934. For these services, the Company will pay clearing charges as set forth in the agreement between the Company and the clearing broker. The Company is contingently liable to the clearing broker for any losses incurred that may result from the clearing of customer transactions for the Company. As of December 31, 2013, the Company had a receivable of $22 and a payable of $2 with the clearing broker. New Accounting Pronouncements There were no new accounting standards in 2013 that had a material impact to the Company. Other Regulatory Activity SFS is a registered broker-dealer, which is regulated by FINRA and the SEC. In July 2013 in two separate rulemakings, the SEC adopted amendments to the net capital, customer protection, books and records, and notification rules (SEA Rules 15c3-1, 15c3-1a, 15c3-3, 15c3-3a, 17a-3, 17a-4, and 17a-11), and amended annual reporting and audit requirements under SEA Rule 17a-5. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the Act) was passed in July of 2010. This Act focuses on financial reform, specifically changes to derivatives regulation, regulatory framework for executive pay, corporate governance, investor protection, clawback provisions, mortgage reform, and numerous other issues. The Company will continue to assess the information contained in this Bill as additional guidance becomes available and as additional implications are clarified. The Company expects that additional disclosures will become required and additional costs may be associated with this Act as these changes are promulgated. 2. Going Concern The Company is currently a defendant in a number of FINRA arbitration proceedings related to the sale of its products. It is not possible to predict the ultimate outcome of these pending legal proceedings or to reasonably estimate the ranges of potential losses related thereto. These uncertainties raise substantial doubt about the Company’s ability to continue as a going concern. If as a result of losses from litigation the Company was to fail to meet regulatory net capital requirements, it would be required to raise additional capital to continue operations. Although the Company’s parent may assist from time to time with funding for the Company, there can be no assurance that the Company will be successful in obtaining additional capital. The accompanying financial statements do not contain any adjustments that might be necessary as a result of this uncertainty. Please see note 8, Contingencies, for additional information. 3. Investments Investment Income The following table provides investment income by major category. As the Company manages a trading portfolio, gains and losses resulting from fluctuations in the fair value are realized as they are incurred. Fluctuations arising from the change in fair value for real estate investment trusts are reflected as trading investment gains and losses as they occur. Realized gains and losses on the sale of investments are determined on the basis of the specific identification method. There was no sale of investments in 2013.

Sunset Financial Services, Inc. Notes to Financial Statements (amounts in thousands) 7 Contractual Maturities The following table provides the distribution of maturities for fixed maturity investment securities as of December 31, 2013. 4. Fair Value Measurements Fair Values Hierarchy The Company categorizes its financial assets and liabilities measured at fair value in three levels, based on the inputs and assumptions used to determine the fair value. These levels are as follows: Level 1 - Valuations are based upon unadjusted quoted prices for identical instruments traded in active markets. Level 2 - Valuations are based upon quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active, and model-based valuation techniques for which all significant assumptions are observable in the market. Valuations are obtained from third-party pricing services or inputs that are observable or derived principally from or corroborated by observable market data. Level 3 - Valuations are generated from techniques that use significant assumptions not observable in the market. These unobservable assumptions reflect the Company's assumptions that market participants would use in pricing the asset or liability. Valuation techniques include the use of discounted cash flow models, spread-based models, and similar techniques, using the best information available in the circumstances. Determination of Fair Value The carrying amount of cash and cash equivalent investments approximates their fair values. The fair values for fixed maturity securities and real estate investment trusts are based on quoted market prices, where available. In the event that a price is not available from a quote market source, the Company pursues external pricing from independent brokers. In the event that the Company cannot determine a fair value from an independent broker, the Company generates a fair value from techniques that use significant assumptions not observable in the market. Fair value measurements for assets where there existed or no observable market data are calculate during the Company’s own estimates and are categorized as level 3. These estimates are based on NAV of the investment with liquidity discounts for the economic and competitive environment, unique characteristics of the asset and other pertinent factors. These estimates cannot be determined with precision and may not be realized in an actual sale and there may be inherent weakness in any valuation technique. The Company reviews prices received from service providers for unusual fluctuations as discussed below. However, if the primary pricing service does not provide a price, the Company utilizes a second pricing service if a price is available. In the event a price is not available from either third-party pricing service, the Company pursues external pricing from independent brokers. The Company performs an analysis on the prices received from third-party security pricing services and independent brokers to ensure that the prices represent a reasonable estimate of the fair value. The Company corroborates and validates the primary pricing sources through a variety of procedures that include but are not limited to comparison to additional independent third-party pricing services or brokers, where possible, a review of third-party pricing service methodologies, back testing and comparison of prices to actual trades for specific securities where observable data exists. In addition, the Company analyzes the third-party pricing services’ methodologies and related inputs and also evaluates the various types of securities in its investment portfolio to determine an appropriate fair value hierarchy. Fair Value Due after one year through five years 313$ Total 313$

Sunset Financial Services, Inc. Notes to Financial Statements (amounts in thousands) 8 The following table presents assets and liabilities that are measured at fair value on a recurring basis at December 31, 2013: There were no transfers between levels 1, 2, or 3 in 2013. 5. Federal Income Taxes The components of income tax benefit on operations are as follows: Total income tax benefit on income from operations is equal to 21.8% of income before income tax expense. The effective income tax rate of 21.8% varies from the statutory rate of 35% due to nondeductible expenses relating to penalties. Differences between the tax basis of assets and liabilities and their reported amounts in the financial statements that will result in taxable or deductible amounts in future years are called temporary differences. The tax effects of temporary differences that give rise to the deferred tax assets and deferred tax liabilities are presented in the following table: A valuation allowance is established for deferred tax assets that the Company does not believe a future tax benefit will be realized using a more likely than not standard. The Company did not record a valuation allowance in 2013, as management believes the Company will more likely than not realize the benefit of its deferred tax asset. The deferred tax asset is primarily attributable to a net operating loss carryforward. The Company is a member of a consolidated tax return group that expects to generate sufficient future taxable income to utilize the existing net operating loss during the statutory carryforward period. The Company did not have any unrecognized tax benefits at December 31, 2013. The Company recognizes interest and penalties accrued related to unrecognized tax benefits in income tax expense. In 2013, the Company did not recognize any expense related to interest and penalties. Total Quoted Prices in Active Markets for Identical Assets (Level 1) Significant Other Observable Inputs (Level 2) Significant Unobservable Inputs (Level 3) Fixed maturity securities - U.S. agency bonds 313$ -$ 313$ -$ Real estate investment trusts 51 - - 51 364$ -$ 313$ 51$ 2013 Current income tax benefit (177)$ Deferred income tax benefit 51 Total income tax benefit (126)$ 2013 Deferred tax assets: Legal Reserve 11$ Trading investment losses, net 30 Net operating loss carryforward 326 Gross and net deferred tax assets 367$

Sunset Financial Services, Inc. Notes to Financial Statements (amounts in thousands) 9 6. Net Capital Requirements The Company is subject to the SEC Uniform Net Capital Rule (Rule 15c3-1), which requires the maintenance of minimum net capital and requires that the ratio of aggregate indebtedness to net capital, both as defined, shall not exceed 15 to 1. At December 31, 2013, the Company had net capital of $1,205, which was in excess of its required net capital of $91. The Company’s ratio of aggregate indebtedness to net capital was 1.14 to 1. Historically and in the foreseeable future, the Company is dependent upon support from its parent to support operations. 7. Related Party Transactions Pursuant to terms of an agreement, Kansas City Life furnishes certain administrative services, including but not limited to legal, accounting, human resources, information technologies and fixed assets to the Company. The administrative fees for providing such items amounted to $1,173. At December 31, 2013, the Company had an accounts payable due to affiliates of $423. The cost of these services is determined based upon internal cost studies performed by Kansas City Life on behalf of the Company, which may be different than if the services were either provided by an unrelated third party or from the Company. The Company executed brokerage transactions for Kansas City Life and Sunset Life Insurance Company of America (Sunset Life) and recorded brokerage commissions of $2,862 related to these transactions. The cost of these services was also determined by Kansas City Life based upon internal cost studies. Affiliated revenues, net of related commission expenses, amounted to $146. 8. Contingencies The Company is currently a defendant in several legal proceedings described below. It is often not possible to predict the ultimate outcome of pending legal proceedings or to provide with any degree of certainty the reasonable ranges of potential losses related thereto. The matters referred to below are at stages where the Company does not have sufficient information to make an assessment of the claims for liability or damages. The claimants are seeking undefined amounts of damages or other relief, which are difficult to quantify and cannot be estimated based on the information currently available. Additionally, based on the events over the last year involving these matters, the Company does not have sufficient information at present to be able to determine the likelihood or amount of an outcome, but the resolution of any of these matters could have a material adverse effect on its financial position, results of operations, or cash flows. The Company has received a number of complaints to be heard in arbitration proceedings under FINRA rules. These complaints, which include tenant-in-common investments in real estate and a particular private placement transaction in real estate, allege most if not all of the following: that the product was unsuitable for the particular investor; that the representative and/or the Company engaged in misrepresentation, unfair trade practices, breach of fiduciary duty, breach of contract, and fraud; and that the Company failed to supervise the representative. The specific claims currently pending include: 1) A claim filed in North Carolina in March 2011 related to a real estate based private placement offering; 2) A claim filed in Texas in August 2013 related to a real estate investment trust and two oil and gas investments; and 3) A claim filed in Arizona in November 2013 related to three different real estate based private placement transactions. The Company is currently the defendant in an action in Missouri state court, under which its errors and omissions carrier is seeking a declaratory judgment that the insurer is not liable for a claim that has now been paid by the Company. While the action by the insurer only seeks to recognizes non-payments of costs already incurred and booked by the Company, the Company has filed a counterclaim seeking damages related to what the Company considers to be the bad faith denial of that claim by the insurer. If successful, the Company could recover not only the already incurred costs related to the claim but also additional monies in the form of damages related to that denial.

Sunset Financial Services, Inc. Notes to Financial Statements (amounts in thousands) 10 The process for all of the above claims are in the early stages and the likelihood of success of the plaintiffs or the Company is difficult to quantify and cannot be estimated based on the information currently available. The Company is also subject to regulation under the federal securities laws administered by the SEC. Federal securities laws contain regulatory restrictions and criminal, administrative, and private remedial provisions. From time to time, the SEC and FINRA examine or investigate the activities of the Company. These examinations often focus on the activities of the registered representatives and registered investment advisors doing business through that entity. It is possible that any examination may result in payments of fines and penalties, payments to customers, or both, as well as changes in systems or procedures, any of which could have a material adverse effect on the Company's financial condition or results of operations. As of December 31, 2013, the Company had no open FINRA examinations. 9. Subsequent Events Subsequent events have been evaluated through the date that the financial statements have been issued.

Report of Independent Registered Public Accounting Firm The Board of Directors Sunset Financial Services, Inc.: We have audited the accompanying financial statements of Sunset Financial Services, Inc. (the Company), which comprise the statement of financial condition as of December 31, 2013, and the related statements of operations, stockholder’s equity, and cash flows for the year then ended, and the related notes to the financial statements. Management’s Responsibility for the Financial Statements Management is responsible for the preparation and fair presentation of these financial statements in accordance with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error. Auditors’ Responsibility Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion. Opinion In our opinion, the financial statements referred to above present fairly in all material respects, the financial position of Sunset Financial Services, Inc. as of December 31, 2013, and the results of its operations and its cash flows for the year then ended in accordance with U.S. generally accepted accounting principles. KPMG LLP Suite 1000 1000 Walnut Street Kansas City, MO 64106-2162 KPMG LLP is a Delaware limited liability partnership, the U.S. member firm of KPMG International Cooperative (“KPMG International”), a Swiss entity.

2 Emphasis of Matter The accompanying financial statements have been prepared assuming that Sunset Financial Services, Inc. will continue as a going concern. As discussed in note 2 to the financial statements, the Company has suffered recurring losses from operations in addition to unresolved legal proceedings that could result in substantial costs to the Company, and have a material adverse effect on the Company’s business, financial condition, net capital, and results of operations. At December 31, 2013, these circumstances raise substantial doubt about the entity’s ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty. Our opinion is not modified with respect to this matter. Kansas City, Missouri February 20, 2014